EXHIBIT 99.1

A10 Networks Reports First Quarter 2020 Financial Results
First Quarter Revenue of $53.8 Million; Company Meets or Exceeds All Guidance Metrics

SAN JOSE, Calif., May 7, 2020 -- A10 Networks (NYSE: ATEN), a leading provider of intelligent and automated cybersecurity solutions, today announced financial results for its first quarter ended March 31, 2020.

First Quarter 2020 Financial Summary

•	Revenue of $53.8 million, exceeded high end of guidance and up 7% year-over-year.

•	GAAP gross margin of 77.4%; non-GAAP gross margin of 78.3%, exceeded high end of guidance.

•	GAAP operating expenses of $41.8 million; non-GAAP operating expenses of $38.0 million, at the mid-point of guidance.

•
GAAP net loss of $(0.3) million, or $0.00 per basic and diluted share, compared with GAAP net loss of $(12.3) million, or $(0.16) per basic and diluted share in the first quarter of 2019; non-GAAP net income of $4.0 million, or $0.05 per basic and diluted share, exceeded the high end of guidance.

•	Adjusted EBITDA of $7.2 million, exceeded the high end of guidance and a positive swing of more than $10 million compared with $(3.7) million in Adjusted EBITDA in the first quarter last year.

•	Ended the quarter with $142.9 million in cash, cash equivalents and marketable securities, compared to $129.9 million dollars as of December 31, 2019

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“The strong first quarter, with revenue and profitability that exceeded our guidance, demonstrates that we are firmly on the right path, with an increasingly efficient organization, products that are increasingly in demand and a globally diversified presence,” said Dhrupad Trivedi, president and chief executive officer of A10 Networks. “To be sure, the Covid-19 pandemic is impacting our customers and A10, but in the first quarter we were able to adapt as the situation unfolded to mitigate most of the negative impact and deliver results that exceeded guidance. Moving into the second quarter, accurately forecasting the timing of regional and customer order patterns within a 90-day window has become challenging. With approximately $143 million in cash on our balance sheet, including an increase of $13 million in cash, cash equivalents and marketable securities at the end of the first quarter, and a stable base of recurring revenues, we remain well-positioned to weather the current environment from a position of strength, as we advance efforts to drive profitability. Our diversified product suite remains in strong demand, as our service provider customers need to reinforce their critical communications infrastructure for unprecedented usage and security as a result of the work-from-home movement. I remain optimistic and confident about the long-term prospects for A10 and believe we are well-positioned to navigate these challenging times.”

“The near-term uncertainty has caused us to temporarily halt our practice of providing quarterly guidance, but we remain committed to advancing our goals for growth and profitability,” continued Mr. Trivedi. “We believe we can achieve our stated goal of eliminating $10 million in operating expenses on an annual basis, and we expect second quarter operating expenses to decline sequentially from the first quarter. In addition, we expect to maintain non-GAAP profitability in the second quarter as we continue to make progress on our long-term operating model. As the situation abates and our visibility improves, we hope to return to providing estimates about our expected results.”

Conference Call Information
A10 Networks will host a conference call today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time for analysts and investors to discuss its first quarter 2020 financial results and outlook for its second quarter 2020. Open to the public, investors may access the call by dialing +1-844-792-3728 or +1-412-317-5105. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. The webcast will be archived for a period of one year. A telephonic replay of the conference call will be available two hours after the call, will run for five business days, and may be accessed by dialing +1-877-344-7529 or +1-412-317-0088 and entering the passcode 10142879. The press release and supplemental financials will be accessible from the “Investor Relations” section of the A10 Networks website prior to the commencement of the conference call.

Forward-Looking Statements

This press release contains “forward-looking statements,” including statements regarding an increasingly efficient organization, an increase in demand for our products, the impact of Covid-19 on our business and near-term visibility, our position to weather the current environment, our continued efforts to improve our profitability, customer trends, our ability to achieve our stated goal of eliminating $10 million in operating expenses on an annual basis and our expectation for second quarter operating expenses to decline sequentially from the first quarter. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include public health requirements in response to the outbreak of Covid-19 and the impact on our business and operations, which is evolving and beyond our control, and the timing of customer orders and product shipments; members of our management team or a significant number of our global employee base becoming ill with Covid-19; changes in government regulations and mandates to address Covid-19 that may adversely impact our ability to continue to operate without disruption; a significant decline in global macroeconomic conditions that have an adverse impact on our business and financial results; challenges to our infrastructure because of the number of employees working from remote locations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 10, 2020. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying table contain certain non-GAAP financial measures, including non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures provided in the financial statement tables below. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures on a forward-looking basis is not available due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures.

We define non-GAAP net income as our GAAP net income (loss) excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense. We define non-GAAP net income per basic and diluted share as our non-GAAP net income (loss) divided by our basic and diluted weighted-average shares outstanding.  We define non-GAAP gross profit as our GAAP gross profit excluding stock-based compensation and related payroll tax. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income (loss) as our GAAP income (loss) from operations excluding (i) stock-based compensation, and related tax, (ii) amortization expense related to acquisition and (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense. We define non-GAAP operating margin as our non-GAAP operating income (loss) divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation, and related tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense. We define Adjusted EBITDA as our GAAP net income (loss) excluding (i) interest expense, (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) provision for income taxes, (v) stock-based compensation and related payroll tax, (vi) litigation settlement and internal investigation expense (vii) restructuring expense, and related tax, and (viii) non-recurring facilities expense.

We have included our non-GAAP net income (loss), non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) is a leading provider of secure application services and solutions, with a range of high-performance application networking solutions that help organizations ensure that their data center applications and networks remain highly available, accelerated and secure. Founded in 2004, A10 Networks is based in San Jose, Calif., and serves customers globally with offices worldwide. For more information, visit: www.a10networks.com and @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink
FNK IR
646.809.4048
aten@fnkir.com

Tom Constantino
Chief Financial Officer
investors@a10networks.com
Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended March 31,
	2020	2019
Revenue:
Products	$30,736	$28,230
Services	23,028	22,060
Total revenue	53,764	50,290
Cost of revenue:
Products	6,941	7,516
Services	5,201	4,734
Total cost of revenue	12,142	12,250
Gross profit	41,622	38,040
Operating expenses:
Sales and marketing	20,621	24,483
Research and development	15,315	16,166
General and administrative	5,895	8,358
Total operating expenses	41,831	49,007
Loss from operations	(209)	(10,967)
Non-operating income (expense):
Interest expense	—	(155)
Interest and other income (expense), net	231	(633)
Total non-operating income (expense), net	231	(788)
Income (loss) before provision for income taxes	22	(11,755)
Provision for income taxes	319	517
Net loss	$(297)	$(12,272)
Net loss per share:
Basic and diluted	$(0.00)	$(0.16)
Weighted-average shares used in computing net loss per share:
Basic and diluted	78,061	74,809

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2020	2019

GAAP net loss	$(297)	$(12,272)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,241	3,896
Amortization expense related to acquisition	253	253
Litigation and investigation expense	30	876
Non-recurring facilities expense	795	—
Non-GAAP net income (loss)	$4,022	$(7,247)

GAAP net loss per share:
Basic	$(0.00)	$(0.16)
Diluted	$(0.00)	$(0.16)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	$0.04	$0.05
Amortization expense related to acquisition	$0.00	$0.00
Litigation and investigation expense	$0.00	$0.01
Non-recurring facilities expense	$0.01	$—
Non-GAAP net income (loss) per share:
Basic	$0.05	$(0.10)
Diluted	$0.05	$(0.10)
Weighted-average shares used in computing non-GAAP net income (loss) per share:
Basic	78,061	74,809
Diluted	79,747	74,809

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	March 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$65,633	$45,742
Marketable securities	77,273	84,180
Accounts receivable, net of allowances of $267 and $52, respectively	42,862	53,566
Inventory	20,764	22,384
Prepaid expenses and other current assets	12,518	15,067
Total current assets	219,050	220,939
Property and equipment, net	7,462	7,656
Goodwill	1,307	1,307
Intangible assets	1,944	2,305
Other non-current assets	40,294	41,846
Total assets	$270,057	$274,053
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,937	$7,592
Accrued liabilities	24,243	27,756
Deferred revenue	62,718	62,233
Total current liabilities	90,898	97,581
Deferred revenue, non-current	38,560	38,931
Other non-current liabilities	27,347	28,754
Total liabilities	156,805	165,266
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 78,710 and 77,580 shares issued and outstanding, respectively	1	1
Additional paid-in-capital	403,650	398,600
Accumulated other comprehensive income (loss)	(37)	251
Accumulated deficit	(290,362)	(290,065)
Total stockholders' equity	113,252	108,787
Total liabilities and stockholders' equity	$270,057	$274,053

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Three Months Ended March 31,
	2020	2019

Cash flows from operating activities:
Net loss	$(297)	$(12,272)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,311	2,447
Stock-based compensation	3,040	3,896
Other non-cash items	(13)	(246)
Changes in operating assets and liabilities:
Accounts receivable	10,767	9,285
Inventory	1,472	(3,325)
Prepaid expenses and other assets	2,426	(2,409)
Accounts payable	(3,718)	(492)
Accrued and other liabilities	(4,919)	(3,616)
Deferred revenue	114	603
Other	—	71
Net cash provided by (used in) operating activities	12,183	(6,058)
Cash flows from investing activities:
Proceeds from sales of marketable securities	1,914	8,674
Proceeds from maturities of marketable securities	10,175	4,500
Purchases of marketable securities	(5,518)	(13,859)
Purchases of property and equipment	(868)	(936)
Net cash provided by (used in) investing activities	5,703	(1,621)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	2,005	1,027
Other	—	(2)
Net cash provided by financing activities	2,005	1,025
Net increase (decrease) in cash and cash equivalents	19,891	(6,654)
Cash and cash equivalents - beginning of period	45,742	40,621
Cash and cash equivalents - end of period	$65,633	$33,967
Non-cash investing and financing activities:
Inventory transfers to property and equipment	$149	$303
Purchases of property and equipment included in accounts payable	$63	$485

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2020	2019

GAAP gross profit	$41,622	$38,040
GAAP gross margin	77.4%	75.6%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	501	325
Non-GAAP gross profit	$42,123	$38,365
Non-GAAP gross margin	78.3%	76.3%

RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES TO
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended March 31,
	2020	2019

GAAP total operating expenses	$41,831	$49,007

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	2,740	3,571
Amortization expense related to acquisition	253	253
Litigation and investigation expense	30	876
Non-recurring facilities expense	795	—
Non-GAAP total operating expenses	$38,013	$44,307

RECONCILIATION OF GAAP LOSS FROM OPERATIONS
TO NON-GAAP OPERATING INCOME (LOSS)
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2020	2019

GAAP loss from operations	$(209)	$(10,967)
GAAP operating margin	(0.4)%	(21.8)%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,241	3,896
Amortization expense related to acquisition	253	253
Litigation and investigation expense	30	876
Non-recurring facilities expense	795	—
Non-GAAP operating income (loss)	$4,110	$(5,942)
Non-GAAP operating margin	7.6%	(11.8)%

RECONCILIATION OF GAAP NET LOSS TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended March 31,
	2020	2019

GAAP net loss	$(297)	$(12,272)
Exclude: Interest expense	—	155
Exclude: Interest and other (income) expense, net	(231)	633
Exclude: Depreciation and amortization expense	3,311	2,447
Exclude: Provision for income taxes	319	517
EBITDA	3,102	(8,520)
Exclude: Stock-based compensation and related payroll tax	3,241	3,896
Exclude: Litigation settlement and investigation expense	30	876
Exclude: Non-recurring facilities expense	795	—
Adjusted EBITDA	$7,168	$(3,748)